Revenue	12 Months Ended
Jun. 30, 2020
Revenue [abstract]
Revenue
REVENUE

ACCOUNTING POLICY

Revenue from metal sales include the sale of gold, silver and uranium. Revenue from metal sales is recognised when the group satisfies its performance obligations under its contract with the customer, by transferring such metals to the customer's control. Transfer of control is generally determined to be when the risk and title to the metals passes to the customer. Revenue is measured based on the consideration specified in the contract with the customer and is driven by the quoted market prices of the metals.

The effective portion of gains or losses on the derivatives designated as cash flow hedging items (forecast sales transactions) are recognised in revenue when the forecast sales transactions occur. See the accounting policy for derivatives and hedging activities in note 2.

	SA Rand
Figures in million	2020	2019	2018

Revenue from contracts with customers	30 642	26 459	19 255
Gold	29 704	25 693	19 162
Silver[1]	839	589	74
Uranium[2]	99	177	19
Hedging gain/(loss)[3]	(1 397)	453	1 197

Total revenue[4]	29 245	26 912	20 452

[1]	Derived from the Hidden Valley operation in Papua New Guinea.

[2]	Derived from the Moab Khotsong operation.

[3]	Relates to the realised effective portion of the hedge-accounted gold derivatives. Refer to note 18 for further information.

[4]	A geographical analysis of revenue is provided in the segment report in note 39.

The points of transfer of control are as follows:

• Gold: South Africa	Gold is delivered and certificate of sale is issued.
• Gold and silver: Hidden Valley	For sales up to 13 February 2019: metal is delivered and metal account credited by the customer.
Sales from 14 February 2019 onwards: metal is collected from Hidden Valley and a confirmation of collection is sent to and accepted by the customer.
• Uranium	Confirmation of transfer is issued.

The increase in gold and silver revenue for 2020 is mainly due to the higher commodity prices. The increase in gold revenue is offset by the decrease in production of 15% from 44 734kg in the 2019 to 37 863kg in the current year. Silver produced increased by 11% to 97 332 kg from 87 325 kg in the prior year. The decrease in uranium revenue is due to lower sales volumes as a result of the South African nationwide lockdown that took place due to COVID-19.

5	REVENUE continued

Below are the average commodity prices received for the financial years:

	2020	2019	2018

Gold[1]
– US$ per ounce (US$/oz)	1 461	1 287	1 380
– Rand per kilogram (R/kg)	735 569	586 653	570 709

Silver
– US$ per ounce (US$/oz)	16.85	15.00	16.88
– Rand per kilogram (R/kg)	8 485	6 837	6 974

Uranium
– US$ per pound (US$/lb)	25.34	26.23	23.71
– Rand per kilogram (R/kg)	875	820	672

[1]	The gold price includes the realised effective portion of the hedge-accounted gold derivatives.